UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D. C. 20549
Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported)			January 29, 2004
PEPCO HOLDINGS, INC. (Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)		001-31403 (Commission File Number)	52-2297449 (I.R.S. Employer Identification No.)
701 Ninth Street, N. W., Washington, D. C (Address of principal executive offices			20068 (Zip Code)
Registrant's telephone number, including area code			(202) 872-3526
(Former Name or Former Address, if Changed Since Last Report)
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PEPCO HOLDINGS, INC Form 8-K
Item 5.	Other Events.
Exhibit 99, attached hereto, is hereby incorporated by reference.
Item 7.	Financial Statements and Exhibits.
(c) Exhibits
	Exhibit No.	Description of Exhibit	Reference
	99	News Release of Pepco Holdings, Inc. dated January 29, 2004	Filed herewith.
Signatures Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
January 29, 2004 DATE		PEPCO HOLDINGS, INC. (Registrant) By: /s/ A. W. WILLIAMS Andrew W. Williams Senior Vice President and Chief Financial Officer
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